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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported): December 12, 2003
                                                        -----------------

                          NEW ENGLAND BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

      United States                     0-49711               04-3693643
      -------------                    ---------              ----------
(State or other jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)           Identification No.)

                  660 Enfield Street, Enfield, Connecticut 06082
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (860) 253-5200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)














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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.
             ------------------------------------

      On December 12, 2003, Enfield Federal Savings and Loan Association ("Enfield Federal"), a federally-chartered savings and loan association and wholly owned subsidiary of New England Bancshares, Inc., a federally-chartered corporation, acquired Windsor Locks Community Bank, FSL ("Windsor Locks"), a federally-chartered savings and loan association, pursuant to the Agreement and Plan of Merger, dated as of January 22, 2003 (the "Agreement"), by and among New England Bancshares, Enfield Mutual Holding Company, Enfield Federal and Windsor Locks. Pursuant to the terms of the Agreement, no consideration was paid to Windsor Locks' members, however the Company issued 171,355 additional shares to Enfield Mutual Holding Company. A copy of the Agreement is attached to this Form 8-K as Exhibit 2.1 and incorporated herein by reference. The press release issued by New England Bancshares announcing the consummation of the merger is attached as Exhibit 99.1.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
             ------------------------------------------------------------------

      (a) The following financial statements of Windsor Locks are contained in the Proxy Statement for the Annual Meeting of Stockholders of New England Bancshares on Schedule 14A (File No. 000-49711) and are incorporated herein by reference:

            Independent Auditors' Report
            Statements of Financial Condition at June 30, 2003 and June 30, 2002 Statements of Operations for the years ended June 30, 2003 and June
                  30, 2002
            Statements of Comprehensive Income for the Years Ended June 30, 2003
                  and June 30, 2002
            Statements of Changes in Capital Accounts for the years ended June
                  30, 2003 and June 30, 2002
            Statements of Cash Flows for the years ended June 30, 2003 and June
                  30, 2002
            Notes to Financial Statements

      As of the date of this filing, it is impracticable to provide the required interim financial statements of Windsor Locks at September 30, 2003 and for the three months ended September 30, 2003 and 2002. Such statements and information will be filed as soon as practicable but no later than February 20, 2004.

      (b) As of the date of this filing, it is impracticable to provide the unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2003 and the unaudited pro forma consolidated condensed combined statement of operations for the six months ended September 30, 2003 and for the year ended March 31, 2003. Such statements will be filed as soon as practicable but no later than February 20, 2004.






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      (c) Exhibits: The following exhibits are filed as part of this report:

            Exhibit No.       Description
            -----------       -----------

            2.1 Agreement and Plan of Merger, dated as of January 22, 2003, by and among New England Bancshares, Inc., Enfield Mutual Holding Company, Enfield Federal Savings and Loan Association and Windsor Locks Community Bank, FSL. (Incorporated by reference to New England Bancshares' Current Report on Form 8-K filed on January 27, 2003.)

            23.1              Consent of Snyder & Haller, P.C.

            99.1              Press Release, dated December 12, 2003.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: December 22, 2003               By: /s/ David J. O'Connor
                                           -------------------------------------
                                           David J. O'Connor
                                           President and Chief Executive Officer